UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2018 (May 9, 2018)

Univar Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37443	26-1251958
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

3075 Highland Parkway, Suite 200 Downers Grove, IL 60515
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (331) 777-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
Consistent with the Form 8-K filed on February 7, 2018, on May 9, 2018 the Board of Directors of Univar Inc. (the "Board") appointed David C. Jukes as President and Chief Executive Officer of Univar Inc. (the "Registrant") effective immediately. The Board of the Registrant also appointed Mr. Jukes to the Board. Mr. Stephen D. Newlin will remain Chairman of the Board.

Item 5.07	Submission of Matters to a Vote of Security Holders
(a) The Annual Meeting was held on May 9, 2018.
(b) The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

1.
Election of Directors: Our shareholders elected the following four Class III directors to serve a three-year term expiring on the date of our 2021 annual meeting of shareholders or until his or her successor has been duly chosen and qualified:

	For	Against	Abstain	Broker Non-Votes
Ms. Rhonda Germany Ballintyn	125,015,268	0	364,215,000	1,931,615
Mr. Richard P. Fox	97,289,546	0	28,089,937	1,931,615
Mr. Stephen D. Newlin	123,630,102	0	1,749,381	1,931,615
Mr. Christopher D. Pappas	88,657,246	0	36,722,246	1,931,615
2. Approved on an advisory basis, the amendment the Company's Certificate of Incorporation to provide for annual election of all directors:

For	Against	Abstain	Broker Non-Votes
125,141,524	217,477	20,482	1,931,615
3. Approved on an advisory basis, the provision of a proxy access right to shareholders:

For	Against	Abstain	Broker Non-Votes
122,342,789	2,968,024	68,670	1,931,615
4. Approved on an advisory basis, the compensation of Univar's executive officers:

For	Against	Abstain	Broker Non-Votes
124,289,318	1,034,625	55,540	1,931,615
5. Ratified Ernst & Young as Univar's independent registered public accounting firm for 2018:

For	Against	Abstain	Broker Non-Votes
127,163,928	87,843	59,327	1,931,615

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2018	Univar Inc.

	By:	/s/ Jeffrey W. Carr
	Name:	Jeffrey W. Carr
	Title:	Senior Vice President, General Counsel and Secretary